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                                                                    Exhibit 99.1

Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 302 and 906 of the Sarbanes-Oxley Act of 2002.

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In connection with the Quarterly Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934 on Form 10-Q of Andean Development Company (the "Company") for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Pedro Pablo Errazuriz, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2002
                                /s/ Pedro Pablo Errazuriz
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                                Pedro Pablo Errazuriz, President and Chief
                                Executive Officer